UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 20, 2005

(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
News Release dated January 20, 2005
Form 8-K dated January 20, 2005 of Ford Motor Company

Item 2.02. Results of Operations and Financial Condition.

     Our news release dated January 20, 2005, furnished as Exhibit 99.1 to this report, and Ford Motor Company’s Current Report on Form 8-K dated January 20, 2005 concerning fourth quarter and full year 2004 financial results, furnished as Exhibit 99.2 to this report, are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	News Release dated January 20, 2005 of Ford Motor Credit Company with attachment.	Furnished with this Report

Exhibit 99.2	Form 8-K dated January 20, 2005 of Ford Motor Company.	Furnished with this Report

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY (Registrant)
Date: January 20, 2005	By:	/s/ Corey MacGillivray
Corey MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	News Release dated January 20, 2005 of Ford Motor Credit Company with attachment.

Exhibit 99.2	Form 8-K dated January 20, 2005 of Ford Motor Company.